                               THIRD AMENDMENT TO
                 ASSET CONTRIBUTION, PURCHASE AND SALE AGREEMENT

      THIS THIRD AMENDMENT TO ASSET CONTRIBUTION, PURCHASE AND SALE AGREEMENT (this "Third Amendment") is made and entered into as of this 20th day of June, 2000, by and among: PHILIPS INTERNATIONAL REALTY, L.P., a Delaware limited partnership ("Contributor"), PHILIPS INTERNATIONAL REALTY CORP., a Maryland corporation ("Contributor Parent"), THOSE CERTAIN PARTIES IDENTIFIED AS A "PHILIPS QRS" or a "LOWER TIER ENTITY" ON THE SIGNATORY PAGES HERETO (such parties, Contributor and Contributor Parent, collectively, the "Seller Parties"); the Seller Parties each having an address at 417 Fifth Ave., New York, NY 10016, KIR ACQUISITION LLC, a Delaware limited liability company ("General Partner") and KIMCO INCOME OPERATING PARTNERSHIP, L.P. ("Limited Partner"), a Delaware limited partnership; General Partner and Limited Partner each having an address at 3333 New Hyde Park Rd., P.O. Box 5020, New Hyde Park, NY 11042-0020. All capitalized terms not specifically defined herein shall have the meanings ascribed to them by that certain Asset Contribution, Purchase and Sale Agreement, dated as of April 28, 2000 (the "Original Agreement"; as amended by that certain First Amendment to Asset Contribution, Purchase and Sale Agreement, dated May 31, 2000 (the "First Amendment"), and that certain Second Amendment to Asset Contribution, Purchase and Sale Agreement, dated June 15, 2000 (the "Second Amendment"), the "Agreement") by and between the parties hereto.

                                    RECITALS

      A. The parties hereto entered into the Agreement.

      B. The parties hereto desire to amend the Agreement as more particularly set forth herein.

      NOW, THEREFORE, in consideration of Ten Dollars (US$10.00), the mutual promises contained herein, and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Closing Date. The first sentence of Section 17.1 of the Original Agreement shall be deemed replaced by the following: "The Closing shall occur no later than fifteen (15) days following the satisfaction of all conditions to Closing identified in Article 16 (but in no event later than two hundred (200) days following the date hereof, subject to the last clause of Section 19.1) at the offices of Contributor Parent's attorneys Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York at 9:00am on the Closing Date."

      2. Conditions Precedent. The number "180" specified in the first and last sentences in Section 19.1 of the Original Agreement shall be deemed deleted and the number "200" shall be inserted in its place and stead.

      3. Violations. Notwithstanding anything to the contrary in the Original Agreement, any code violations which have been issued or filed prior to the Closing, or for which Seller Parties have received a written notice prior to the Closing, that first arose prior to the execution and delivery of the Original Agreement, and that are the responsibility of a tenant under a Lease shall be deemed Permitted Exceptions in the event that Contributor or Contributor Parent, prior to Closing, delivers or causes to be delivered a written notice to the referenced tenant demanding that such tenant immediately commence the cure of all referenced code violations. Subject to Section 11.4 of the Original Agreement, Seller Parties shall, prior to the Closing, cause to be cured any code violations which have been issued or filed prior to the Closing, or for which Seller Parties have received a written notice prior to the Closing, that first arose prior to the execution and delivery of the Original Agreement, to the extent that such code violations are not the responsibility of a tenant under a Lease.

      4. Purchase Price. Section 1.24(i) shall be deemed deleted, and the following shall be inserted in its place and stead: "One Hundred Thirty Seven Million Seventy Five Thousand Dollars ($137,075,000),". Additionally, Exhibit
1.24 to the Original Agreement shall be deemed deleted, and the revised Exhibit
1.24 attached hereto shall be inserted in its place and stead.

      5. Additional Deposit. Limited Partner shall, within one (1) business day following the execution of this Third Amendment, deliver to Escrow Agent, by wire transfer, the Additional Deposit, in the amount of Two Million Six Hundred Forty Six Thousand Six Hundred and Ten and xx/10 Dollars ($2,646,610.00), in full satisfaction of Limited Partner's obligations under Section 7.2 of the Original Agreement. In the event that Limited Partner fails to deliver the Additional Deposit to Escrow Agent within one (1) business day following the execution of this Third Amendment, the parties hereto agree that the damages that Seller Parties would sustain as a result thereof would be substantial, but would be difficult to ascertain. Accordingly, the parties hereto agree that in the event of such default by Limited Partner, Seller Parties, as their sole remedy, shall be entitled to the Deposits paid (together with all interest accrued thereon) in accordance with the provisions of Article 7 of the Agreement (as liquidated damages and as agreed compensation for Limited Partner's and General Partner's lost opportunity and expenses, and not as a penalty). Nothing contained herein, including without limitation the Closing, shall limit or restrict Seller Parties' ability to pursue any rights or remedies it may have against Limited Partner or General Partner with respect to any Surviving Obligations.

      6. Closing Conditions. (a) Section 16.1 of the Agreement shall be deemed modified to include the following sections:

            16.1.12 Seller Parties shall assign Limited Partner (or its designee) their respective right, title and interest in and to the proceeds payable under the environmental insurance policy # NTL 1632526, dated July 30,

                      1997, issued by Reliance Insurance Company of Illinois (the "Insurer") for the Forest Avenue, Enfield and Branhaven properties (the "Policy"), together with such other documents as Limited Partner shall reasonably request to evidence that Limited Partner (or its designee) has the right to receive the assigned proceeds directly.

            16.1.13 Seller Parties shall deliver or cause to be delivered to Limited Partner and General Partner a written acceptance from the Insurer of the assignments set forth in Section 16.1.12, as well as an express acknowledgment from the Insurer that (a) the entity(ies) designated by Limited Partner to take title to the Forest Avenue, Enfield and Branhaven properties is a named insured and loss payee under the Policy, (b) any current or future lender of such entity may also be added as a named insured and loss payee at no additional cost, and (c) the claims set forth in that certain letter, dated September 15, 1997, from Diana Marrone to Praxis International [Forest], and that certain letter, dated May 26, 2000, from Scott Furman to Praxis International [Enfield] (collectively, the "Claims"), are covered by the Policy for such properties.

            16.1.14 At the Closing, Seller Parties shall cause to be deposited into escrow with the Escrow Agent the following amounts, subject to the provisions of Section 24.18 hereof:

                      (a) Forest Avenue - The lesser of (i) $100,000; or (ii) the remaining amount on the deductible on the insurance policy, as evidenced by a written acknowledgment from the Insurer (it being understood that if no such acknowledgment is forthcoming for Forest Avenue, Enfield, or Branhaven the maximum deductible amount of $100,000 for each site shall be withheld).

                      (b) Enfield. The lesser of (i) $100,000; or (ii) the remaining amount on the deductible on the insurance policy, as evidenced by a written acknowledgment from the insurer.

                      (c) Branhaven - (i) if Seller Parties obtain a coverage letter from the Insurer as set forth herein, the holdback shall be a sum equal to the lesser of (x) $100,000; or (y) the remaining amount on the deductible on the insurance policy, as evidenced by a written acknowledgment from the Insurer; or (ii) if Seller Parties do not obtain such a coverage letter with respect to Branhaven, the holdback shall be the sum of $350,000. Notwithstanding the foregoing, (x) in the event that Seller Parties provide Limited Partner with a reliance letter from Leggette, Brashears & Graham, Inc. ("Leggette")(or any other firm employing a Licensed Environmental Professional licensed in the State of Connecticut which is reasonably acceptable to Limited Partner (an "LEP")) showing the estimated cost and scope of the work required in connection with obtaining a No Further Action Letter (as defined below) shall be less than $350,000, then the holdback for the Branhaven property shall be such lesser amount specified in the reliance letter; and (y) in the event that Seller Parties provide Limited Partner with a reliance letter from Leggette (or any other firm employing a LEP which is reasonably acceptable to Limited Partner) showing the estimated cost of the work required in connection with obtaining a No Further Action Letter shall be greater than $350,000, then Seller Parties shall cause to be deposited into the Environmental Holdback escrow with Escrow Agent the amount by which the cost specified in the reliance letter shall exceed $350,000.

                      (d) Mill Basin - A sum equal to the lesser of (x) $100,000; or (y) the amount set forth in a letter from APEX Environmental, Inc. ("APEX")(or any other reputable environmental consulting firm which is reasonably acceptable to Limited Partner), which letter shall be certified to Seller Parties and Limited Partner (or its designee) and shall state the estimated scope and cost of the work required in connection with obtaining a No Further Action Letter for such property.

                      Notwithstanding the foregoing, (i) if, prior to the Closing, Seller Parties cause to be delivered to Purchaser an unconditional "No Further Action Letter" (as hereinafter defined) for any of the Enfield, Branhaven or Mill Basin properties, then there shall be no amount deposited into the Environmental Holdback for such site;
                      (ii) Limited Partner and Seller Parties shall each have the right, post-Closing, to pursue the issuance of a No Further Action Letter and shall cooperate with each other in good faith in connection therewith and in connection with determining the scope and the cost of the work required therefor; and (iii) if, following the Closing, Seller Parties cause to be delivered to Purchaser an unconditional No Further Action Letter for any of the Enfield, Branhaven or Mill Basin properties, then any amounts remaining in the Environmental Holdback for such site shall promptly be released to the Seller Parties.

                      All of the aforesaid amounts in 16.1.14(a)-(d) (herein collectively referred to as the "Environmental Holdback") shall be placed into escrow with Escrow Agent pursuant to an escrow agreement (the "Environmental Escrow Agreement") to be executed at Closing among the selling and purchasing entities and the Escrow Agent, which shall be in the form annexed hereto as Exhibit "16.1.14".

            16.1.15 Seller Parties shall cause to be delivered to Limited Partner for the Foxborough property: the Commonwealth of Massachusetts Subsurface Sewage Disposal System Inspection form prepared by an approved system inspector, pursuant to
                      Section 15.340 of Title 5 (CMR 15.000), certifying that the system passes the performance criteria for proper function and maintenance.

            16.1.16 Seller Parties shall cause to be filed at Closing the appropriate transfer forms and affidavits required pursuant to the Connecticut Transfer Act, as required for the Enfield and Branhaven properties. Such form will be in the category reasonably designated by Limited Partner, shall be executed by Limited Partner, and shall otherwise be in a form reasonably acceptable to Limited Partner.

      7. Branhaven; Coverage Letter. Seller Parties, at their sole cost, shall undertake the commencement of Phase II testing on the Branhaven Property, in accordance with and as set forth in that certain proposal from Leggette, dated June 9, 2000 (the "Proposal"), prior to Closing; provided, that Seller Parties shall have no obligation to complete such Phase II testing prior to the Closing; and provided further that Limited Partner shall assume, at Limited Partner's sole cost and expense all of Seller Parties' post-closing obligations under said Proposal. Notwithstanding anything to the contrary in Section 16.1.14 of the Agreement, Seller Parties shall use diligent, good faith efforts to obtain a "coverage letter" (in form and substance similar to the acknowledgment set forth in Section 16.1.13(c) of the Agreement) on the Branhaven claim, but the requirement to furnish same shall not be a closing condition.

      8. Closing Deliveries. Section 17.3 of the Agreement shall be deemed modified to include the following sections:

            17.3.19 Connecticut Transfer Act Form, as required with respect to the Enfield and Branhaven properties, to be executed by Limited Partner at the Closing;

            17.3.20   Executed Environmental Escrow Agreement;

            17.3.21   The Environmental Holdback;

            17.3.22 The Subsurface Sewage Disposal System Inspection form with respect to the Foxborough property;

            17.3.23 Any and all documents reasonably required pursuant to Sections 16.1.12 and 16.1.13; and

            17.3.24 An assignment of all of Seller Parties' right title and interest, if any, in and to the letter of credit referenced in that certain Cross Easement

                      Agreement, recorded at Deed Book 2509, Page 198, and re-recorded at Deed Book 3156, Page 251, in the Recorder's Office of Delran Township, New Jersey, together with the original of said letter of credit, to the extent in Seller Parties' possession.

      9. Formation of Subsidiary Entities. The number "200" specified in the first sentence of Section 13.1 of the Original Agreement shall be deemed deleted and the number "215" shall be inserted in its place and stead.

      10. Termination of Due Diligence Period. Notwithstanding anything to the contrary in the Agreement, Limited Partner and General Partner hereby acknowledges that upon the execution and delivery of this Third Amendment, the Due Diligence Period provided in Section 8.7 of the Agreement shall be deemed to have expired, and Limited Partner shall no longer have the right to terminate the Agreement pursuant to Section 8.7 of the Agreement.

      11. Proxy Filing. The first sentence of Section 13.3.1 of the Original Agreement shall be deemed deleted and the following sentence shall be inserted in its place and stead: "As soon as practicable following the date of this Agreement, but in no event later than July 20TH, or as soon thereafter as practicable, Contributor Parent shall prepare and file with the SEC a proxy statement."

      12. Environmental Escrow Agreement. Section 24 of the Agreement shall be amended by the addition of the following new subsection:

            24.18 (a) Limited Partner may draw upon the Environmental Holdback to pay all reasonable, bona fide third-party expenses incurred by it in performing any of the following work at any of the four properties set forth in Section 16.1.14, regardless of whether or not the amount for any particular property exceeds the specified amount set forth above: the costs of all tests, reports, monitoring, work, labor and materials, including without limitation, consulting, engineering, attorney and other professional fees, in connection with either any remediation work, and/or obtaining an unconditional "no further action" or "final closure" or local equivalent report or letter for each of the sites from the appropriate agency of the states of New York or Connecticut (hereinafter referred as a "No Further Action Letter"). In connection therewith, Limited Partner and Seller Parties shall cooperate with each other in good faith in determining the scope and the cost of the work required.

                  (b) Purchaser may demand payment for any of the foregoing costs from the Escrow Agent, who shall pay same directly from time to time up to the total amount of the Environmental Holdback, within ten (10) days following Escrow Agent's receipt of Purchaser's demand therefor. As a courtesy to Seller Parties, Escrow Agent shall deliver a copy of Limited Partner's demand to Seller Parties promptly upon its receipt thereof, but in no event (including Seller Parties' objection) shall Escrow Agent be precluded from paying the costs set forth in Limited Partner's demand absent a directive to the contrary from a court of competent jurisdiction.

                  (c) Any remaining balance in the Environmental Holdback shall be paid to Seller Parties following the payment of all amounts claimed by Limited Partner, and the satisfaction of all of the following conditions: (x) for Enfield, Branhaven and Mill Basin, such No Further Action Letters have been obtained; and
                  (y) for Forest Avenue, the total amount of the $100,000 deductible has been expended from the Environmental Holdback, either prior to or following Closing.

      13. Limitation of Liability. Except as expressly set forth herein, nothing in this Third Amendment shall be deemed to modify, amend or limit in any way the provisions of the Agreement (including, without limitation, Sections 8.5, 10.2, 11.4, 11.24, 11.26, 11.27 and 24.3) relating to limitations on Seller Parties', Non-REIT Unitholders', Pilevsky Partners', and/or Seller's Affiliates' liability under the Agreement. Additionally, Seller Parties' aggregate liability under Sections 16.1.12 through 16.1.14 of the Agreement shall be limited to the amount of the Environmental Holdback.

      14. Estoppels. No Estoppel Certificate required to be delivered by Sellers under the Agreement shall be unacceptable to Purchaser solely by reason of such estoppel's date in the event that the Closing Date is extended at Limited Partner's election and such Estoppel Certificate was received less than forty five (45) days prior to the original Closing Date, but more than forty five (45) days prior to the extended Closing Date.

      15. Contributor's Remedies. The reference to "Article 6" specified in
Section 19.3 of the Original Agreement shall be deemed deleted and a reference to "Article 7" shall be inserted in its place and stead.

      16. Miscellaneous. Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute a single instrument. Facsimile signatures shall be binding for the purposes of the execution and delivery of this Third Amendment, provided that original signatures are delivered to all parties promptly following the execution of this Third Amendment.

                       [ SIGNATURES APPEAR ON THE FOLLOWING PAGE ]

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment the 20th day of June, 2000.

                               Contributor: PHILIPS INTERNATIONAL REALTY, L.P.

                               BY: Philips International Realty Corp.,
                                    general partner

                               By: /s/ Louis J. Petra
                                   --------------------------------------------
                                   Name:  Louis J. Petra
                                   Title: President


                               Contributor Parent: PHILIPS INTERNATIONAL REALTY CORP.

                               By: /s/ Louis J. Petra
                                   --------------------------------------------
                                   Name:  Louis J. Petra
                                   Title: President


                               General Partner: KIR ACQUISITION LLC

                               BY: Kimco Income Operating Partnership, L.P.,
                                     sole member
                               By: Kimco Income REIT, general partner

                               By: /s/ Bruce M. Kauderer
                                  ---------------------------------------------
                                   Name:  Bruce M. Kauderer
                                   Title: Vice President


                               Limited Partner:  KIMCO INCOME OPERATING
                               PARTNERSHIP, L.P., a Delaware limited partnership

                               BY: Kimco Income REIT, general partner

                               By: /s/ Bruce M. Kauderer
                                  ---------------------------------------------
                                   Name:  Bruce M. Kauderer
                                   Title: Vice President

                                    Lower Tier Entities:


                                    PHILIPS BRANHAVEN ASSOCIATES, L.P.

                                    BY: PHILIPS BRANHAVEN SUB-III, INC.,
                                        general partner

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President


                                    PHILIPS ENFIELD ASSOCIATES L.P.

                                    BY: PHILIPS ENFIELD SUB-IV, INC.
                                        general partner

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President


                                    FOXBOROUGH SHOPPING L.L.C.

                                    BY: FOXBOROUGH SUB-IX, INC., managing member

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President

                                    DELRAN SHOPPING, L.L.C.

                                    BY: PHILIPS DELRAN SHOPPING, SUB-X,
                                        INC., managing member

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President


                                    PHILIPS AVENUE U ASSOCIATES, L.P.

                                    BY: PHILIPS AVENUE U SUB-VI, INC.,
                                        general partner

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President


                                    PHILIPS MEADOWBROOK ASSOCIATES, L.P.

                                    BY: PHILIPS MEADOWBROOK SUB-V, INC.,
                                        general partner

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President

                                    PHILIPS MERRICK ASSOCIATES L.P.

                                    BY: PHILIPS MERRICK SUB-II, INC.,
                                        general partner

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President


                                    PHILIPS FOREST ASSOCIATES, L.P.

                                    BY: PHILIPS FOREST SUB-I, INC., general
                                        partner

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President

                                    Philips QRSs:


                                    PHILIPS BRANHAVEN SUB-III, INC.

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President


                                    PHILIPS ENFIELD SUB-IV, INC.

                                    By: /s/ Louis J. Petra
                                        ----------------------------------------
                                        Name:  Louis J. Petra
                                        Title: President

PHILIPS FOXBOROUGH SUB-IX, INC.

BY: /s/ Louis J. Petra
   ----------------------------------------
      Name:  Louis J. Petra
      Title: President

PHILIPS DELRAN SHOPPING SUB-X, INC.

BY: /s/ Louis J. Petra
   ----------------------------------------
      Name:  Louis J. Petra
      Title: President

PHILIPS AVENUE U SUB-VI, INC.

BY: /s/ Louis J. Petra
   ----------------------------------------
      Name:  Louis J. Petra
      Title: President

PHILIPS MEADOWBROOK SUB-V, INC.

BY: /s/ Louis J. Petra
   ----------------------------------------
      Name:  Louis J. Petra
      Title: President

PHILIPS MERRICK SUB-II, INC.

BY: /s/ Louis J. Petra
   ----------------------------------------
      Name:  Louis J. Petra
      Title: President

PHILIPS FOREST SUB-I, INC.

BY: /s/ Louis J. Petra
   ----------------------------------------
      Name:  Louis J. Petra
      Title: President

                                       EXHIBIT 1.24

                                   PROPERTY ALLOCATIONS

                              Cost Deposit      Additional        Purchase Price
      Property                 Allocation    Deposit Allocation      Allocation

1.    Branhaven Plaza,
Branford, CT                     $130,775           $393,610         $13,015,000
2.    Elm Plaza, Enfield, CT      $92,525           $142,000          $9,190,000

3.    Foxboro Plaza,
Foxborough, MA                    $53,275                  0          $5,265,000

4.    Millside Plaza,
Delran,     NJ                    $55,275                  0          $5,465,000

5.    Mill Basin Plaza,
Brooklyn, NY                     $203,625            $91,000        $20,300,000*
6.    Meadowbrook
Commons, Freeport, NY            $307,525           $919,000        $30,690,000*
7.    Merrick Commons,
Merrick NY                       $177,125            $42,000        $17,650,000*

8.    Forest Avenue, Staten
Island, NY                       $355,625         $1,059,000        $35,500,000*
                                  -------          ---------       -------------
                               $1,375,750         $2,646,610       $137,075,000*

* NOTE: Notwithstanding the above allocations, at or prior to the Closing, regardless of whether or not the Meadowbrook Commons (Freeport) property actually closes, Limited Partner shall have the right to re-allocate the Purchase Price allocations for the New York-located properties by increasing the allocation for the Meadowbrook Commons (Freeport) property in an amount equal to $110,000.00, and reducing the allocation for any or all of the other New York-located properties, in the aggregate, by the same amount.

                                    EXHIBIT "16.1.14"

                              ENVIRONMENTAL ESCROW AGREEMENT

      THIS ENVIRONMENTAL ESCROW AGREEMENT (this "Environmental Escrow Agreement") is dated as of the ___ day of June, 2000, and is entered into by and among PHILIPS INTERNATIONAL REALTY, L.P., a Delaware limited partnership ("Contributor"), PHILIPS INTERNATIONAL REALTY CORP., a Maryland corporation ("Contributor Parent"), THOSE CERTAIN PARTIES IDENTIFIED AS A "PHILIPS QRS" or a "LOWER TIER ENTITY" ON THE SIGNATORY PAGES HERETO (such parties, Contributor and Contributor Parent, collectively, the "Seller Parties"); the Seller Parties each having an address at 417 Fifth Ave., New York, NY 10016, KIR ACQUISITION LLC, a Delaware limited liability company ("General Partner") and KIMCO INCOME OPERATING PARTNERSHIP, L.P. ("Limited Partner"), a Delaware limited partnership; General Partner and Limited Partner each having an address at 3333 New Hyde Park Rd., P.O. Box 5020, New Hyde Park, NY 11042-0020. All capitalized terms not specifically defined herein shall have the meanings ascribed to them by that certain Asset Contribution, Purchase and Sale Agreement, dated as of April 28, 2000 (the "Original Agreement"; as amended by that certain First Amendment to Asset Contribution, Purchase and Sale Agreement, dated May 31, 2000 (the "First Amendment"), that certain Second Amendment to Asset Contribution, Purchase and Sale Agreement, dated June 15, 2000 (the "Second Amendment"), and that certain Third Amendment to Asset Contribution, Purchase and Sale Agreement, dated June __, 2000 (the "Third Amendment"), the "Agreement") by and between the parties hereto.

RECITALS

A. Pursuant to the terms and conditions of Section 16.1.14 of the Agreement, Seller Parties have agreed to deposit the Environmental Holdback (as hereinafter defined) with Escrow Agent as security for Seller Parties' obligations under the Agreement in connection with certain environmental conditions more particularly set forth in the Agreement (collectively, the "Conditions"); and

      B. Subject to the terms and conditions of the Agreement, Limited Partner and General Partner have agreed to accept the Environmental Holdback being held by Escrow Agent hereunder in satisfaction of Seller Parties' obligations under the Agreement in connection with said Conditions.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

      1. Appointment of Escrow Agent. Pryor Cashman Sherman & Flynn LLP is hereby appointed as Escrow Agent under this Environmental Escrow Agreement by Seller Parties and Limited Partner and General Partner. Escrow Agent hereby accepts such appointment, subject to the terms and conditions of this Environmental Escrow Agreement for the sole purpose of indicating its agreement to be bound, as Escrow Agent, by the terms hereof.

      2. Deposit of Environmental Holdback. Seller Parties have on the date hereof deposited with Escrow Agent the sum of [$ .00] (the "Environmental Holdback"). The Environmental Holdback shall be held by Escrow Agent in an interest-bearing account located at Chase Manhattan Bank, N.A. in the escrow account of Escrow Agent (the "Escrow Account"). Any interest earned on the Environmental Holdback shall be retained in the Escrow Account and shall be paid to Seller Parties at such time as the Environmental Holdback has been disbursed in its entirety (whether to Limited Partner or Seller Parties or both) as required by the Agreement.

      3. Disbursement of the Environmental Holdback. Limited Partner shall have the right to draw from the Escrow Account an amount equal to the costs incurred by Limited Partner, up to the maximum amount of the Environmental Holdback, in connection with the Conditions, by delivery of written demand to Escrow Agent. Escrow Agent, within ten (10) days following Escrow Agent's receipt of said written demand from Limited Partner, shall remit to Limited Partner (or its designee) the amounts set forth in Limited Partner's written demand. As a courtesy to Seller Parties, Escrow Agent shall deliver a copy of Limited Partner's demand to Seller Parties promptly upon its receipt thereof, but in no event (including Seller Parties' objection) shall Escrow Agent be precluded from paying the costs set forth in Limited Partner's demand absent (a) a written instruction executed by both Limited Partner and Seller Parties; or (b) a directive to the contrary from a court of competent jurisdiction. If there is a balance in the Escrow Account after satisfaction of the conditions set forth in the Agreement, the excess shall be paid to Seller Parties upon receipt by Escrow Agent of a written authorization from Limited Partner or a written demand therefor from Seller Parties, provided that Escrow Agent shall not remit such excess to Seller Parties without first delivering a copy of Seller Parties' written demand to Limited Partner and giving Limited Partner ten (10) days to object thereto, and provided further that, in the event that Limited Partner timely objects, Escrow Agent shall not remit the excess to Seller Parties absent
(a) a written instruction executed by both Limited Partner and Seller Parties; or (b) a directive to the contrary from a court of competent jurisdiction.

      4. Reliance by Escrow Agent. Escrow Agent shall be entitled to rely upon any judgment, order or other writing delivered to it hereunder that it believes to be genuine without being required to determine the authenticity of any signature, the authority of any person, the correctness of any fact stated therein, the propriety or validity thereof, or the jurisdiction of the court issuing such judgment or order. Escrow Agent may act in reliance upon (a) any instrument or signature believed by it to be genuine and signed by the proper party and (b) advice of its counsel in reference to any matter or matters connected therewith.

      5. Stakeholder Only. Seller Parties and Limited Partner acknowledge that
(a) Escrow Agent is acting solely as a stakeholder at their request and for their convenience, (b) Escrow Agent shall not be deemed to be the agent of either party, and (c) Escrow Agent shall have no liability whatsoever arising out of or in connection with its activity as Escrow Agent, including but not limited to liability for any act or omission on its part unless taken or suffered in bad faith or with gross negligence or by willful misconduct on the part of Escrow Agent. Escrow Agent shall have no duties or obligations except as expressly provided herein. Escrow Agent shall have no responsibility to review, become familiar with, follow, monitor, interpret or undertake any duty under any document, agreement or instrument executed by the parties hereto, except to act as the Escrow Agent herein. Seller Parties and Limited Partner jointly and severally agree to indemnify and hold harmless Escrow Agent from and against any and all losses, costs, claims, causes of action, damages, liabilities and expenses (including attorneys' fees and court costs) which may be incurred by reason of its acting as Escrow Agent other than by reason of its bad faith, gross negligence or willful misconduct. It is understood by the parties hereto that Escrow Agent shall be entitled to represent Seller Parties in any dispute arising between Seller Parties and Limited Partner under this Environmental Escrow Agreement or with respect to any other matter.

      6. Resignation by Escrow Agent. Escrow Agent may resign from this Environmental Escrow Agreement, and thereby become discharged as of the effective time of such resignation from any further duties hereunder, by giving notice in writing to Seller Parties and Limited Partner not less than five (5) business days before such resignation is to take effect.

      7. Substitution for Escrow Agent. If at any time hereafter Escrow Agent shall resign, or the position of the Escrow Agent shall become vacant for any other reason, Seller Parties and Limited Partner shall jointly, in writing, appoint as Escrow Agent, First American Title Insurance Company of New York, Chicago Title Insurance Company, or another national title insurance company having an office in New York, New York, or any person or entity otherwise agreed to by Seller Parties and Limited Partner.

      8. Deposit with Court. In the event that Escrow Agent shall resign and a successor shall not have been appointed by the effective date of such resignation, Escrow Agent shall deposit the Environmental Holdback, and all accrued interest thereon, with the Clerk of the Supreme Court for the New York County, or with such other court of competent jurisdiction having jurisdiction over the Property, and shall interplead all of the other parties hereto. Upon so depositing the Environmental Holdback and accrued interest thereon and filing its pleading, Escrow Agent shall be released from all duties and obligations under the terms hereof; provided, however, that all limitations of Escrow Agent's liability and the indemnification of Escrow Agent by the Seller Parties and Limited Partner as provided for herein shall continue and remain in full force and effect.

      9. Successor Escrow Agent. In the event of the appointment of a successor Escrow Agent, such successor shall execute, acknowledge and deliver to its predecessor Escrow Agent, Seller Parties and Limited Partner, an instrument in writing accepting such appointment hereunder, and thereupon (i) the predecessor Escrow Agent shall deliver the Environmental Holdback and accrued interest thereon to such successor and (ii) such successor Escrow Agent, without any further act, shall become fully vested with all the rights, immunities, and powers, and shall be subject to all of the duties and obligations, of its predecessor.

      10. Notices. All notices, consents or waivers required or permitted in this Environmental Escrow Agreement shall be in writing and shall be delivered by hand to the following:

If to Seller Parties:

c/o Philips International Realty Corp.
417 Fifth Avenue, Third Floor
New York, New York 10016
Attention:  Mr. Louis J. Petra
      Fax:  (212) 545-1355

with a copy to:

Pryor Cashman Sherman & Flynn LLP
410 Park Avenue, 10th Floor
New York, New York 10022
Attention: Jonathan A. Bernstein, Esq.
      Fax:  (212) 326-0806

If to Limited Partner:

Kimco Income Operating Partnership, L.P.
3333 New Hyde Park Road, Suite 100
New Hyde Park, New York 11042-0020
Attention:  Mr. Milton Cooper
Fax:  (516) 869-7117

with a copy to:

Kimco Realty Corporation
3333 New Hyde Park Road, Suite 100
New Hyde Park, New York 11042-0020
Attention: Bruce Kauderer, Esq.
Fax:  (516) 869-7256

If to Escrow Agent:

Pryor Cashman Sherman & Flynn LLP
410 Park Avenue, 10th Floor
New York, New York 10022
Attention: Stephen G. Epstein, Esq.
      Fax:  (212) 326-0806

Notice shall be deemed given upon delivery to any party or the receptionist employed by any of the foregoing individuals or by the firms which employ the foregoing individuals or by the firms of which such individuals are members; provided, however, rejection or refusal to accept, or inability to deliver because of changed addresses or because no notice of changed address was given, shall be deemed a receipt of such notice. A party may change its address for notice by giving notice of such change to each other party to this Environmental Escrow Agreement.

      11. No Oral Modification. No party hereto shall be bound by any modification of this Environmental Escrow Agreement unless there is delivered to Escrow Agent a written modification signed by Seller Parties and Limited Partner; provided, however, that without the consent of Escrow Agent, no such modification shall modify the provisions of this Environmental Escrow Agreement to the extent that such modification affects the rights and obligations of the Escrow Agent under this Environmental Escrow Agreement.

      12. Governing Law. This Environmental Escrow Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

                          [SIGNATURES APPEAR ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Environmental Escrow Agreement as of the day and year first written above.

            ESCROW AGENT:

                  PRYOR CASHMAN SHERMAN & FLYNN LLP

                  By:__________________________________
                        Name:

            SELLER PARTIES:
            --------------

                  MUNSEY PARK ASSOCIATES, LLC, a New York
                        limited liability company
                  BY:  Munsey Park Management, LLC, its managing member

                        By: Philips International Realty Corp., a Maryland corporation, its sole member

                        By:
                             -------------------------------------
                              Name:
                              Title:

                  NORTH SHORE TRIANGLE ASSOCIATES, LLC, a New York
                        limited liability company
                  BY:  Philips Glen Cove LLC, its sole member

                        By: Philips International Realty, L.P., a Delaware limited partnership, its sole member

                              By:  Philips International Realty Corp., a
Maryland corporation, its general partner

                              By:
                                   -------------------------------------
                                    Name:
                                    Title:

                  PHILIPS YONKERS, LLC, a New York limited liability company
                  BY: Philips International Realty, L.P., a Delaware limited partnership, its Managing Member

                        By: Philips International Realty Corp., a Maryland corporation, its general partner

                        By:
                             -------------------------------------
                              Name:
                              Title:

                  PHILIPS HENRY STREET, LLC, a Delaware limited liability
company
                  BY: Philips International Realty, L.P., a Delaware limited partnership, its sole member

                        By: Philips International Realty Corp., a Maryland corporation, its general partner

                        By:
                             -------------------------------------
                              Name:
                              Title:

                  PHILIPS SHOPPING CENTER FUND LIMITED PARTNERSHIP,
                        a Delaware limited partnership

                  BY:  Philips Fund GP Corp., its general partner

                        By:
                             -------------------------------------
                        Name:
                        Title:

                  PHILIPS LAKE MARY ASSOCIATES, LIMITED PARTNERSHIP, a Delaware limited partnership

                  BY:  Philips Lake Mary Sub-VIII, Inc., its general partner

                        By: Philips International Realty Corp., a Maryland corporation, its sole shareholder

                        By:
                             -------------------------------------
                              Name:
                              Title:

LIMITED PARTNER:
---------------

                  KIMCO INCOME OPERATING PARTNERSHIP, L.P.,
                    a Deleware limited partnership

                  BY:  Kimco Income Reit, its general partner

                        By:
                             -------------------------------------
                              Name:
                              Title: